ValidSoft Announces Partnership with Spindle to Provide Advanced

Payments Security Solutions to US-Based Customers

London  May 16, 2012 –ValidSoft (www.validsoft.com), a global supplier of advanced telecommunications-based fraud prevention, authentication and transaction verification solutions, and a wholly owned subsidiary of Elephant Talk Communications, Corp. (NYSEMKT:ETAK), today announced a strategic partnership with Spindle, Inc., (OTCBB: SPDL) a US-based provider of innovative mobile commerce and alternative payment solutions for merchants and consumers.

Spindle is well positioned to take advantage of the nascent mobile payments industry in North America and offers leading banks and merchants the ability to leverage their patented technology to enable participation in this emerging payments eco-system. As part of the relationship, ValidSoft will provide Spindle with its custom-built, advanced multi-layered, multi-factor authentication and transaction verification technologies: SMART (Secure Mobile Architecture for Real-time Transactions), which will be integrated into Spindle’s RhinoVerify security solution.

“We are delighted to announce this partnership with Spindle, which offers its banking customers, merchants and partners a compelling and innovative value proposition that we believe will generate a great deal of attention in the marketplace,” said Pat Carroll, chief executive officer of ValidSoft. “This is a strong technical win for ValidSoft, which provides further validation of our advanced security capabilities in the mobile payments arena and gives ValidSoft the ability to greatly expand our company’s presence in the United States. IE Market Research estimates that the potential mobile payments market in America is expected to reach $260 billion by 2015, so this relationship is a welcome opportunity to showcase ValidSoft’s unique capability to deliver its superior security and authentication solutions which are custom built for the mobile payments ecosystem in one of the world’s most security-demanding markets.”

Spindle is a pioneer in, and at the forefront of frictionless finance©, and a leading provider of alternative and mobile commerce payment platforms for merchants and consumers. Spindle, one of a handful of providers that offer an open payment service for both consumers and merchants, is actively pursuing what Mercator Advisory Group recently published is a 16 million underserved micro merchant addressable market. In addition, the company is pursuing the approximately 58 million households actively engaged in online and mobile commerce money movement as reported by Javelin Research.

“Spindle offers customers a patented solution and approach to mobile and alternative commerce,” said Bill Clark, president of Spindle. Mr. Clark continued, “With global mobile payments transactions projected to rise to $945 billion in 2015, and mobile payment users to rise to 893.3million, Spindle continues to seek best in breed international partners for this emerging mobile community.” Clark added, “Our Nurture, Convert, and Transact philosophy enables commerce across a wide range of payment form factors and infrastructure fully addressing both consumer and merchant interaction in the mobile ecosystem within the evolving social marketplace.“

Spindle’s patented portfolio includes RhinoPay®, a simple, mobile, secure payment solution which enables person-to-person, person-to-business, business-to-person, and business-to-business payments.  The RhinoPay® platform is accessible universally through any networked or mobile device and delivers superior flexibility by enabling payments through credit and debit cards, check, closed loop, and ACH transfers.

Spindle’s RhinoVerify solution is a verification process that uses instant messaging, SMS, and other technologies to authenticate purchases and transactions. It works for all modes of transactions, including mobile commerce, e-commerce, and traditional retail.

“Maintaining the security and privacy of customer data has been - and will continue to be - Spindle’s highest priority,” said Clark.  “Our relationship with ValidSoft enables us to integrate a ‘best-in-class’ payments-specific layered authentication and security solution that is seamless, transparent, and above all, highly effective. The integration of ValidSoft’s SMART into the RhinoVerify solution will further differentiate Spindle’s solutions in a burgeoning marketplace and we expect to be live in the second half of 2012.”

Elephant Talk Communications Inc.

Schiphol Boulevard 249

1118 BH Luchthaven Schiphol

The Netherlands

Telephone +31.20.653.5916

About ValidSoft

ValidSoft is a subsidiary of Elephant Talk Communications Corp. (NYSE MKT: ETAK), (www.elephanttalk.com) and is a market leader in providing solutions to counter electronic fraud relating to card, the internet, and telephone channels. ValidSoft's solutions are at the cutting edge of the market and are used to verify the authenticity of both parties to a transaction (Mutual Authentication), and the integrity of the transaction itself (TransactionVerification) for the mass market, in a highly cost effective and secure manner, yet easy to use and intuitive. For more information, please visit (www.validsoft.com).

About Spindle, Inc.

Spindle, Inc. (OTCBB: SPDL) is an innovator of mobile payment solutions for the banking industry, retail sector and consumer-facing companies. A pioneer in "Frictionless Finance," the company is actively developing new and improved ways for companies and end consumers to fluidly transact and exchange funds, regardless of platform. The Company is dedicated to delivery of simple, mobile, secure payment services crossing traditional boundaries by offering cutting- edge solutions that enable buyers, sellers and individuals to transact face-to-face or virtually using mobile or internet devices, this includes RhinoPay®, a frictionless way to pay. The company also owns and has developed an extensive intellectual property portfolio, including issued, pending, and provisional patents covering networked and mobile payments, credit card processing, and security. For more information, visit www.spindleHQ.com.

About Elephant Talk Communications

Elephant Talk Communications Corp. (NYSE MKT: ETAK), (www.elephanttalk.com) is an international provider of business software and services to the telecommunications and financial services industry. The company enables both mobile carriers and virtual operators to offer a full suite of products, delivery platforms, support services, superior industry expertise and high quality customer service without substantial upfront investments from clients. Elephant Talk provides global telecommunication companies, mobile network operators, banks, supermarkets, consumer product companies, media firms, and other businesses a full suite of products and services that enables them to fully provide telecom services as part of their business offerings. The company offers various dynamic products that include remote health care, credit card fraud prevention, mobile internet ID security, multi-country discounted phone services, loyalty management services, and a whole range of other emerging customized mobile services. For more information, visit (www.elephanttalk.com).

Forward-Looking Statements

Certain statements contained herein constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may include, without limitation, statements with respect to the Company’s plans and objectives, projections, expectations and intentions. These forward-looking statements are based on current expectations, estimates and projections about the Company's industry, management's beliefs and certain assumptions made by management. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Because such statements involve risks and uncertainties, the actual results and performance of the Company may differ materially from the results expressed or implied by such forward-looking statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward- looking statements made here. Additional information concerning certain risks and uncertainties that could cause actual results to differ materially from that projected or suggested is contained in the Company’s filings with the Securities and Exchange Commission (SEC), copies of which, are available from the SEC or may be obtained upon request from the Company.

Elephant Talk Communications Inc.

Schiphol Boulevard 249

1118 BH Luchthaven Schiphol

The Netherlands

Telephone +31.20.653.5916

Contacts:

Elephant Talk Communications Corp.

Mr. Steven van der Velden

Tel:  + 31 20 653 59 16

Email:  steven.vandervelden@elephanttalk.com

Investors Relations:

Alliance Advisors, LLC

Thomas P. Walsh

Tel:  +1 212-398-3486

Email:  twalsh@allianceadvisors.net

Spindle Contact:

Investor Relations

John McFarland

SE Media

404-441-2027

ValidSoft:

Emmanuelle Filsjean

Tel: +44 (0)20 3170 8999

Email:  Emmanuelle.Filsjean@validsoft.com

For UK and EU:

Fishburn Hedges +44 (0)20 7839 4321

Email:  validsoft@fishburn-hedges.co.uk

Elephant Talk Communications Inc.

Schiphol Boulevard 249

1118 BH Luchthaven Schiphol

The Netherlands

Telephone +31.20.653.5916